UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Global Credit Opportunities Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: December 31 Date of reporting period: June 30, 2020

Item 1.Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the six months ended June 30, 2020 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Finding value to generate income and growth

FS Global Credit Opportunities Fund

Semi-annual report

2020

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”), FS Global Credit Opportunities Fund–A’s (“Fund–A”), FS Global Credit Opportunities Fund–D’s (“Fund–D”), FS Global Credit Opportunities Fund–T’s (“Fund–T”), FS Global Credit Opportunities Fund–ADV’s (“Fund–ADV”) and FS Global Credit Opportunities Fund–T2’s (“Fund–T2” and, collectively with Fund–A, Fund–D, Fund–T and Fund–ADV, the “Feeder Funds” and, collectively with the Fund, the “Funds”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Funds electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Funds.

Senior secured debt represented 84% of the Fund’s portfolio.

Portfolio composition
Senior secured loans — 1st lien	51%
Senior secured loans — 2nd lien	10%
Senior secured bonds	23%
Subordinated debt	11%
Asset based finance	4%
Equity/other	1%

Industry classification (by fair value)
Diversified Financials	13%
Energy	13%
Health Care Equipment & Services	11%
Consumer Services	11%
Capital Goods	9%
Transportation	8%
Retailing	6%
Software & Services	6%
Automobiles & Components	4%
Household & Personal Products	4%
Telecommunication Services	4%
Materials	3%
Insurance	2%
Pharmaceuticals, Biotechnology & Life Sciences	2%
Technology Hardware & Equipment	2%
Real Estate	1%
Utilities	1%

FSGCO portfolio highlights

As of June 30, 2020 (unless otherwise noted)

FSGCO Officers + Trustees

Officers

Michael Forman

President & Chief Executive Officer

Edward T. Gallivan, Jr.

Chief Financial Officer

Stephen S. Sypherd

Vice President, Treasurer & Secretary

James F. Volk

Chief Compliance Officer

Board of Trustees

Michael Forman

Chairman

Chairman & Chief Executive Officer
FS Investments

Walter W. Buckley, III

Trustee

Chairman & Chief Executive Officer
Actua Corporation

David L. Cohen

Trustee

Senior Executive Vice President
Comcast Corporation

Barbara J. Fouss

Trustee

Former Director of Strategic Initiatives
& Chief Credit Policy Officer
Sun National Bank

Philip E. Hughes, Jr.

Trustee

Vice-Chairman
Keystone Industries

Oliver C. Mitchell, Jr.

Trustee

Attorney & Consultant

Robert N.C. Nix, III

Trustee

Of Counsel,
Obermayer Rebmann Maxwell & Hippel LLP

i

FS Global Credit Opportunities Fund

Semi-Annual Report for the Six Months Ended June 30, 2020

See notes to unaudited consolidated financial statements.
1

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments

As of June 30, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—68.6%
Advisor Group Holdings, Inc.	(e)	Diversified Financials	L+500		7/31/26	$37,199	$33,523	$34,678
Aimmune Therapeutics, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	L+750	1.0%	1/3/25	11,824	11,786	11,603
Apex Tool Group, LLC	(f)	Capital Goods	L+525	1.3%	8/31/24	9,936	8,928	8,959
Ascena Retail Group, Inc.	(e)(i)(p)	Retailing	L+450	0.8%	8/21/22	51,539	33,466	17,945
Aspect Software, Inc.	(g)(r)(t)	Software & Services	L+500	1.0%	7/15/23	1,743	1,743	1,743
AthenaHealth, Inc.	(e)	Health Care Equipment & Services	L+450		2/11/26	19,899	20,040	19,352
Avaya Inc.	(e)	Technology Hardware & Equipment	L+425		12/15/24	12,349	12,122	11,441
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+425	1.0%	3/18/24	14,741	11,827	13,144
BCP Raptor II, LLC	(f)	Energy	L+475		11/3/25	1,876	1,804	1,238
Belk, Inc.	(e)	Retailing	L+675	1.0%	7/31/25	5,892	4,457	2,155
Carnival Corp.	(f)	Consumer Services	L+750		6/26/25	6,000	5,760	5,805
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550		10/1/25	22,685	22,375	21,021
Chinos Intermediate Holdings A, Inc.		Retailing	L+800	1.0%	5/4/21	7,248	7,248	10,129
Chinos Intermediate Holdings A, Inc.	(g)	Retailing	L+800	1.0%	5/4/21	19,108	19,107	26,703
CITGO Holding, Inc.	(e)	Energy	L+700	1.0%	8/1/23	13,407	13,303	12,835
CITGO Petroleum Corp.	(e)	Energy	L+500	1.0%	3/28/24	36,009	35,726	34,658
Corral Petroleum Sweden AB	(r)	Energy	L+925		5/24/24	35,000	34,922	33,469
Cresco Labs, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	12.7%		7/30/21	30,000	29,538	29,887
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	10,589	10,393	9,424
Diebold Nixdorf, Inc.	(e)	Technology Hardware & Equipment	L+475		4/30/22	1,934	1,875	1,890
Diebold Nixdorf, Inc.	(e)	Technology Hardware & Equipment	L+925		8/31/22	28,845	29,665	28,869
Fairway Group Acquisition Co.	(g)(r)(t)	Food & Staples Retailing	10.0%		9/23/20	550	550	550
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	10.0%		11/27/23	5,519	4,193	—
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	12.0%		11/27/23	8,892	8,387	834
Gigamon, Inc.	(e)	Software & Services	L+425	1.0%	12/27/24	11,930	11,847	11,438
Immucor, Inc.	(e)	Health Care Equipment & Services	L+500	1.0%	6/15/21	35,114	32,228	34,060
J. Crew Group, Inc.	(i)(p)	Retailing	L+322	1.0%	3/5/21	12,234	10,046	5,928
JC Penney Corp., Inc.	(e)	Retailing	L+1175	1.3%	11/15/20	798	798	810
JC Penney Corp., Inc.	(e)(g)	Retailing	L+1175	1.3%	11/15/20	798	798	810
JC Penney Corp., Inc.	(e)	Retailing	L+425	1.0%	6/23/23	7,136	6,871	2,694
Kindred Healthcare, Inc.	(e)	Health Care Equipment & Services	L+500		7/2/25	21,889	21,352	21,123
Kronos Acquisition Holdings Inc.	(e)	Household & Personal Products	L+400		5/15/23	33,279	31,937	31,800
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600		10/1/24	59,580	56,306	54,277
Limbach Facility Services, LLC	(r)	Capital Goods	L+1100	2.0%	4/12/23	15,769	15,769	15,690
Limbach Facility Services, LLC	(g)(r)	Capital Goods	L+1100	2.0%	4/12/23	9,615	9,615	9,567
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	26,460	26,054	26,460
MLN US Holdco LLC	(f)	Telecommunication Services	L+450		11/30/25	24,731	18,878	20,419

See notes to unaudited consolidated financial statements.
2

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Monitronics International, Inc.	(e)	Consumer Services	L+500	1.5%	7/3/24	$27,716	$27,786	$26,700
Monitronics International, Inc.	(e)	Consumer Services	L+650	1.3%	3/29/24	57,377	53,817	44,288
Neovia Logistics, LP	(e)	Transportation	L+650		5/8/24	35,000	34,141	31,442
Northpole Newco S.A.R.L.	(e)	Software & Services	L+700		3/18/25	6,908	6,316	6,252
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel	L+700, 5.0% PIK (5.0% Max PIK)	2.5%	4/30/20	30,646	21,167	411
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel	L+700, 5.0% PIK (5.0% Max PIK)	2.5%	4/30/20	3,227	2,243	43
Peninsula Pacific Entertainment, LLC		Consumer Services	L+725		11/13/24	10,593	10,559	9,296
Pioneer Energy Services Corp.	(n)(r)	Energy	L+950	1.5%	5/15/25	7,319	7,319	7,429
Playa Resorts Holding B.V.		Consumer Services	L+275	1.0%	4/29/24	11,310	9,372	9,622
Playtika Holding Corp.	(e)	Consumer Services	L+600	1.0%	12/10/24	24,375	23,932	24,413
Propulsion Acquisition, LLC	(r)	Capital Goods	L+600	1.0%	7/13/21	15,733	15,466	15,065
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+675	1.0%	4/29/22	41,872	41,136	37,747
RDV Resources Properties, LLC	(r)	Energy	L+650	1.0%	3/30/24	7,105	7,105	7,105
RentPath, LLC	(i)(p)	Media	L+475	1.0%	12/17/21	987	868	710
RentPath, LLC		Media	L+700	1.0%	8/31/20	109	108	100
Salt Creek Aggregator HoldCo, LLC	(i)(p)(r)	Energy	L+550		10/31/22	29,550	29,341	22,845
SCM Topco, LLC	(i)(p)(q)(r)	Energy	L+10.0% PIK (10.0% Max PIK)	1.0%	5/30/24	43,712	43,466	16,501
Spectacle Gary Holdings, LLC	(g)	Consumer Services	L+900	2.0%	12/23/25	1,419	1,380	1,320
Spectacle Gary Holdings, LLC	(e)	Consumer Services	L+900	2.0%	12/23/25	19,581	19,030	18,210
Staples Canada, ULC	(r)	Retailing	L+700	1.0%	9/12/24	C$20,720	16,543	14,476
Sungard AS New Holdings III, LLC	(r)(t)	Software & Services	L+750	1.0%	2/3/22	$3,950	3,876	4,089
Sungard AS New Holdings III, LLC	(g)(r)(t)	Software & Services	L+750	1.0%	2/3/22	2,127	2,087	2,202
Surgery Center Holdings, Inc.		Health Care Equipment & Services	L+800	1.0%	8/31/24	499	489	503
Trico Group, LLC	(e)	Automobiles & Components	L+700	1.0%	2/2/24	47,862	45,048	46,306
Wok Holdings, Inc.	(e)	Consumer Services	L+625		3/1/26	19,750	19,581	13,047
Total Senior Secured Loans—First Lien							1,047,413	933,530
Unfunded Loan Commitments							(35,280)	(35,280)
Net Senior Secured Loans—First Lien							1,012,133	898,250

Senior Secured Loans—Second Lien—13.4%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24	60,000	58,359	54,900
Fairway Group Acquisition Co.	(i)(p)(r)(t)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	4,975	3,679	—
Ivanti Software, Inc.	(e)	Software & Services	L+900	1.0%	1/20/25	20,000	19,801	17,900
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23	27,300	27,206	25,662
Livingston International, Inc.	(e)	Transportation	L+950		4/30/27	25,000	23,857	24,312

See notes to unaudited consolidated financial statements.
3

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
MLN US Holdco LLC	(e)	Telecommunication Services	L+875		11/30/26	$25,500	$24,457	$14,000
NGS US Finco, LLC		Energy	L+850	1.0%	4/1/26	30,000	29,617	24,000
Sungard AS New Holdings III, LLC	(r)(t)	Software & Services	L+400, 2.5% PIK (2.5% Max PIK)	1.0%	11/3/22	15,078	15,078	15,078
Total Senior Secured Loans—Second Lien							202,054	175,852

Senior Secured Bonds—30.1%
American Airlines, Inc.	(n)(o)	Transportation	11.8%		7/15/25	15,000	14,850	14,134
Ardonagh Midco 3 PLC	(o)	Diversified Financials	8.4%		7/15/23	£17,154	19,657	22,064
Ardonagh Midco 3 PLC	(n)(o)	Diversified Financials	8.6%		7/15/23	$11,310	9,974	11,819
Carnival Corp.	(n)(o)	Consumer Services	11.5%		4/1/23	15,500	15,413	16,778
CITGO Petroleum Corp.	(n)(o)	Energy	9.3%		8/1/24	20,000	20,000	19,950
CITGO Petroleum Corp.	(n)(o)	Energy	7.0%		6/15/25	10,000	10,000	10,037
CSI Compressco LP	(n)(o)(p)	Energy	7.5%		4/1/25	5,711	4,848	4,841
CSI Compressco LP	(i)(n)(o)(p)	Energy	10.0%		4/1/26	17,746	9,703	9,672
CSVC Acquisition Corp.	(i)(m)(n)(o)	Diversified Financials	7.8%		6/15/25	41,897	36,442	16,702
Digicel International Finance Limited	(n)(o)	Telecommunication Services	8.8%		5/25/24	30,000	29,378	29,400
Ferrellgas, L.P.	(n)(o)	Utilities	10.0%		4/15/25	9,000	9,043	9,737
Frontier Communications Corp.	(n)(o)	Telecommunication Services	8.5%		4/1/26	14,000	13,808	13,251
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	9.9%		5/1/24	17,000	16,343	14,409
Guitar Center, Inc.	(n)(r)	Retailing	10.0%		5/15/22	2,177	2,177	2,112
Guitar Center, Inc.	(n)(o)	Retailing	9.5%		10/15/21	24,500	23,985	18,138
INTL FCStone Inc.	(n)(o)	Diversified Financials	8.6%		6/15/25	15,000	14,776	15,694
J. Crew Brand, LLC	(i)(n)(o)(p)	Retailing	13.0%		9/15/21	33,259	33,140	19,124
JC Penney Corp., Inc.	(n)(o)	Retailing	5.9%		7/1/23	2,000	1,781	772
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	30,000	30,000	31,307
Navios Logistics Finance, Inc.	(f)(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	25,875
Navios Logistics Finance, Inc.	(n)(o)	Transportation	7.3%		5/1/22	40,000	38,636	40,101
Royal Caribbean Cruises Ltd.	(n)(o)	Consumer Services	11.5%		6/1/25	15,000	14,787	15,648
StoneMor Partners L.P.	(n)	Consumer Services	11.5% PIK (11.5% Max PIK)		6/30/24	9,081	8,823	8,741
TPC Group Inc.	(n)(o)	Materials	10.5%		8/1/24	17,070	17,678	15,311
Uniti Group LP	(n)(o)	Real Estate	7.9%		2/15/25	9,000	9,254	9,150
Total Senior Secured Bonds							429,496	394,767

See notes to unaudited consolidated financial statements.
4

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Subordinated Debt—14.6%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	$27,000	$27,000	$29,088
Advisor Group Holdings, Inc.	(n)(o)	Diversified Financials	10.8%		8/1/27	25,200	23,837	24,770
Charter Communications, Inc.	(n)(o)	Media	4.5%		5/1/32	5,000	5,075	5,069
Extraction Oil & Gas, Inc.	(i)(n)(o)(p)	Energy	7.4%		5/15/24	18,289	16,485	3,587
Ford Motor Co.	(o)	Automobiles & Components	4.5%		8/1/26	4,000	3,348	3,835
Ford Motor Co.	(o)	Automobiles & Components	5.1%		5/3/29	7,000	6,046	6,856
Ford Motor Co.	(o)	Automobiles & Components	9.0%		4/22/25	5,000	5,000	5,416
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	10.8%		4/1/24	25,792	25,396	26,671
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	9.0%		8/15/23	48,050	45,606	46,183
MPH Acquisition Holdings LLC	(n)(o)	Health Care Equipment & Services	7.1%		6/1/24	3,000	2,899	2,801
Pioneer Energy Services Corp.	(n)(r)	Energy	5.0% PIK (5.0% Max PIK)		11/15/25	4,992	3,272	2,935
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	36,867	36,617	32,996
Royal Caribbean Cruises Ltd.	(n)(o)	Consumer Services	9.1%		6/15/23	1,000	1,000	993
Total Subordinated Debt							201,581	191,200

Asset Based Finance—5.6%
BCP Great Lakes Fund LP	(r)(u)	Diversified Financials	11.1%		11/28/28	40,454	40,534	37,167
BCP Great Lakes Fund LP	(g)(r)(u)	Diversified Financials	11.1%		11/28/28	9,546	9,546	8,770
Bridge Street Warehouse CLO I Ltd.	(r)(u)	Diversified Financials	13.3%		3/12/21	10,000	10,000	10,171
Deutsche Bank AG Frankfurt (CRAFT 2017-1)	(m)(n)(r)	Diversified Financials	13.1%		10/20/26	26,630	26,466	26,218
Total Asset Based Finance							86,546	82,326
Unfunded Commitments							(9,546)	(9,546)
Net Asset Based Finance							77,000	72,780

See notes to unaudited consolidated financial statements.
5

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—1.9%
Aspect Software Parent, Inc., Warrants	(i)(r)(t)	Software & Services		598,778	$—	$—
Avantor, Inc., Common Equity	(i)(n)	Materials		158,682	2,221	2,697
Bright Pattern, Inc., Common Equity	(i)(r)(t)	Software & Services		599,720	973	972
Chinos Holdings Inc., Series A Preferred Equity	(i)(m)(p)(r)	Retailing	5.0%, 2.0% PIK (2.0% Max PIK)	18,651	6,233	—
Chinos Holdings, Inc., Common Equity	(i)(r)	Retailing		1,068,652	117	—
Fairway Group Holdings Corp., Common Equity	(i)(r)(t)	Food & Staples Retailing		7,652	2,458	—
Pioneer Energy Services Corp., Common Equity	(i)(r)	Energy		17,857	22	—
RDV Resources Oil & Gas, Inc., Common Equity	(i)(r)	Energy		456,928	5,109	4,387
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy		1,960,162	12,044	6,623
Selecta Group B.V., Contingent Value Notes	(h)(i)(r)	Retailing		7	3	—
Selecta Group B.V., Warrants	(h)(i)(r)	Retailing		98	2	—
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(t)	Software & Services		272,014	19,011	9,992
TE Holdings, LLC, Preferred Equity	(i)(p)	Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	—
TE Holdings, LLC, Common Equity	(i)(q)	Energy		326,925	2,779	26
Total Equity/Other					53,136	24,697
TOTAL INVESTMENTS—134.2%					$1,975,400	1,757,546
Credit Facilities Payable—(25.9)%						(339,639)
Term Preferred Shares, at Liquidation Value, Net—(15.2)%						(198,846)
Other Assets in Excess of Liabilities—6.9%	(j)					90,247
NET ASSETS—100.0%						$1,309,308

C$ – Canadian Dollar.

£ – British Pound.

Investments Sold Short

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(0.2)%
Avantor, Inc., Common Equity	(i)(m)	Materials	(158,682)	$(2,460)	$(2,697)
Total				$(2,460)	$(2,697)

See notes to unaudited consolidated financial statements.
6

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	4/14/20	USD	20,276	CAD	27,500	$78
JPMorgan Chase Bank, N.A.	4/14/20	USD	2,546	EUR	2,250	17
JPMorgan Chase Bank, N.A.	4/14/20	USD	21,399	GBP	17,000	369
Total						$464

CAD – Canadian Dollar.

EUR – Euro.

GBP – British Pound.

USD – U.S. Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection

Reference Entity	Counterparty	Implied Credit Spread at June 30, 2020(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Boyd Gaming Corp.	Credit Suisse International	3.5%	Consumer Services	5.0%	Quarterly	12/20/24	$(3,000)	$(173)	$(516)	$343
Boyd Gaming Corp.	Goldman Sachs International	3.5%	Consumer Services	5.0%	Quarterly	12/20/24	$(7,000)	(405)	(1,205)	800
CenturyLink, Inc.	JPMorgan Chase Bank, N.A	3.4%	Telecommunication Services	1.0%	Quarterly	12/20/24	$(10,000)	979	577	402
KB Home	Barclays Bank PLC	2.1%	Consumer Durables & Apparel	5.0%	Quarterly	12/20/24	$(4,000)	(456)	(603)	147
United Rentals North America, Inc.	Barclays Bank PLC	1.0%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	(320)	(289)	(31)
United Rentals North America, Inc.	Credit Suisse International	1.0%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	(800)	(723)	(77)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A	1.0%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(480)	(434)	(46)
Total								$(1,655)	$(3,193)	$1,538

Credit Default Swaps on Corporate Issues—Sell Protection

Reference Entity	Counterparty	Implied Credit Spread at June 30, 2020(k)	Industry	Fixed Deal Receive Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
High Yield CDX	Credit Suisse International	6.1%	Diversified Financials	5.0%	Quarterly	12/20/24	$10,000	$(51)	$(164)	$113
Total								$(51)	$(164)	$113

See notes to unaudited consolidated financial statements.
7

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

Total Return Swaps

Reference Entity	Counterparty	Industry	Interest Rate(s)	Maturity	Number of Shares	Notional	Unrealized Appreciation (Depreciation)
Invesco Senior Loan ETF	Goldman Sachs International	Diversified Financials	L+0.05%	3/26/21	530,000	$11,374	$(64)
Total							$(64)

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2020, the three-month London Interbank Offered Rate (“L”) was 0.30%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)Denominated in U.S. dollars, unless otherwise noted.

(d)Fair value is determined by the Fund’s board of trustees (see Note 8).

(e)Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)Position or portion thereof unsettled as of June 30, 2020.

(g)Security is an unfunded loan commitment.

(h)Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)Security is non-income producing.

(j)Includes the effect of investments sold short, forward foreign currency exchange contracts and swap contracts.

(k)Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $581,443, which represents approximately 44.4% of net assets as of June 30, 2020. As of June 30, 2020, the Fund held one restricted security as to resale, Avantor, Inc., Common Equity, which the Fund had acquired on May 16, 2019 at a cost of $2,739. Total market value of the restricted security amounts to $2,697, which represents approximately 0.2% of net assets as of June 30, 2020.

(o)Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)Security was on non-accrual status as of June 30, 2020.

(q)Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(s)The variable rate securities underlying the total return swaps bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2020, the one-month London Interbank Offered Rate (“L”) was 0.16%.

See notes to unaudited consolidated financial statements.
8

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

(t)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of a portfolio company. As of June 30, 2020, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to such portfolio companies for the six months ended June 30, 2020:

Portfolio Company	Fair Value at December 31, 2019	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2020	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Aspect Software, Inc.	$8,231	$70	$(7,958)	$(252)	$(91)	$—	$303	$—	$—
Aspect Software, Inc.(4)	—	747	(747)	—	—	—	14	—	—
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Fairway Group Acquisition Co.	4,844	—	—	—	(4,010)	834	—	—	—
Fairway Group Acquisition Co.	1,767	—	(1,767)	6	(6)	—	20	—	—
Fairway Group Acquisition Co.	2,950	1	(2,950)	130	(131)	—	35	—	—
Fairway Group Acquisition Co.(5)	—	2,173	(2,201)	28	—	—	91	—	—
Fairway Group Acquisition Co.	—	4,762	(4,762)	—	—	—	237	45	—
Sungard AS New Holdings III, LLC(6)	3,336	922	—	—	(54)	4,204	246	—	27
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	14,919	159	—	—	—	15,078	450	159	—
Equity/Other
Aspect Software Parent, Inc., Warrants	—	—	—	—	—	—	—	—	—
Bright Pattern, Inc., Common Equity	1,038	—	—	—	(66)	972	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	17,752	—	—	—	(7,760)	9,992	—	—	—
Total	$54,837	$8,834	$(20,385)	$(88)	$(12,118)	$31,080	$1,396	$204	$27

(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3) Interest, PIK and fee income are presented for the full six months ended June 30, 2020.

(4)Security is an unfunded commitment with amortized cost of $1,743 and fair value of $1,743.

(5)Security is an unfunded commitment with amortized cost of $550 and fair value of $550.

(6)Security includes a partially unfunded commitment with amortized cost of $2,087 and fair value of $2,202.

See notes to unaudited consolidated financial statements.
9

FS Global Credit Opportunities Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2020 (in thousands, except share and per share amounts)

(u)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2020, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control for the six months ended June 30, 2020:

Portfolio Company	Fair Value at December 31, 2019	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2020	Interest Income(3)
Asset Based Finance
BCP Great Lakes Fund LP(4)	$—	$40,785	$(251)	$—	$(4,143)	$36,391	$1,084
Bridge Street Warehouse CLO I Ltd.	—	10,000	—	—	171	10,171	—
Total	$—	$50,785	$(251)	$—	$(3,972)	$46,562	$1,084

(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)Interest income presented for the full six months ended June 30, 2020.

(4)Security includes a partially unfunded commitment with amortized cost of $9,546 and fair value of $8,770.

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
10

June 30, 2020
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,867,211)	$1,679,904
Non-controlled/affiliated investments (amortized cost—$57,655)	31,080
Controlled/affiliated investments (amortized cost—$50,534)	46,562
Investments, at fair value (amortized cost—$1,975,400)	1,757,546
Cash	105,892
Foreign currency (cost—$2,602)	2,603
Interest receivable	23,559
Collateral held at broker	12,935
Receivable for investments sold and repaid	3,334
Swap income receivable	15
Unamortized swap premiums paid	577
Unrealized appreciation on swap contracts	1,805
Unrealized appreciation on forward foreign currency exchange contracts	464
Deferred financing costs	239
Prepaid expenses and other assets	109
Total assets	$1,909,078
Liabilities
Payable for investments purchased	$37,004
Credit facilities payable(1)	339,639
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $714 and $440, respectively)(1)	198,846
Investments sold short, at fair value (proceeds—$2,460)	2,697
Interest expense payable	5,039
Management fees payable	6,901
Unamortized swap premiums received	3,934
Incentive fees payable	2,251
Administrative services expense payable	681
Accounting and administrative fees payable	622
Professional fees payable	502
Swap income payable	39
Trustees’ fees payable	202
Unrealized depreciation on swap contracts	218
Other accrued expenses and liabilities	1,195
Total liabilities	$599,770
Net assets	$1,309,308
Commitments and contingencies ($1,647)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 199,473,887 shares issued and outstanding	$199
Capital in excess of par value	1,691,128
Retained earnings (accumulated deficit)	(382,019)
Net assets	$1,309,308
Net asset value per common share at period end	$6.56

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to unaudited consolidated financial statements.
11

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended June 30, 2020
Investment income
From non-controlled/unaffiliated investments:
Interest income	$79,360
Paid-in-kind interest income	4,911
Fee income	885
From non-controlled/affiliated investments:
Interest income	1,396
Paid-in-kind interest income	204
Fee income	27
From controlled/affiliated investments:
Interest income	1,084
Total investment income	87,867
Operating expenses
Management fees	14,163
Incentive fees	5,525
Administrative services expenses	1,641
Accounting and administrative fees	660
Interest expense	9,156
Professional fees	469
Trustees’ fees	384
Other general and administrative expenses	734
Total operating expenses	32,732
Net investment income	55,135
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(30,585)
Non-controlled/affiliated investments	(88)
Net realized gain (loss) on swap contracts	1,944
Net realized gain (loss) on options written	(12,232)
Net realized gain (loss) on investments sold short	(128)
Net realized gain (loss) on forward foreign currency exchange contracts	9,029
Net realized gain (loss) on foreign currency	(2,121)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(143,387)
Non-controlled/affiliated investments	(12,118)
Controlled/affiliated investments	(3,972)
Net change in unrealized appreciation (depreciation) on swap contracts	4,557
Net change in unrealized appreciation (depreciation) on investments sold short	281
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,548
Net change in unrealized gain (loss) on foreign currency	(43)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(187,315)
Net increase (decrease) in net assets resulting from operations	$(132,180)

See notes to unaudited consolidated financial statements.
12

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income	$55,135	$138,800
Net realized gain (loss)	(34,181)	(124,549)
Net change in unrealized appreciation (depreciation) on investments	(159,477)	80,644
Net change in unrealized appreciation (depreciation) on swap contracts	4,557	2,315
Net change in unrealized appreciation (depreciation) on investments sold short	281	(338)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,548	(906)
Net change in unrealized gain (loss) on foreign currency	(43)	100
Net increase (decrease) in net assets resulting from operations	(132,180)	96,066

Shareholder distributions(1)
Distributions to shareholders	(54,240)	(112,127)
Net decrease in net assets resulting from shareholder distributions	(54,240)	(112,127)

Capital share transactions(2)
Issuance of common shares	23,965	50,038
Repurchases of common shares	(22,039)	(46,148)
Net increase (decrease) in net assets resulting from capital share transactions	1,926	3,890
Total increase (decrease) in net assets	(184,494)	(12,171)
Net assets at beginning of period	1,493,802	1,505,973
Net assets at end of period	$1,309,308	$1,493,802

(1)See Note 5 for a discussion of the distributions declared by the Fund.

(2)See Note 3 for a discussion of transactions with respect to the Fund’s common shares.

See notes to unaudited consolidated financial statements.
13

FS Global Credit Opportunities Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended June 30, 2020
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(132,180)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(678,101)
Paid-in-kind interest	(5,115)
Proceeds from sales and repayments of investments	433,178
Purchases to cover investments sold short	(702)
Premiums paid on swap contracts, net	64
Premiums received on swap contracts, net	(2,650)
Premiums received on options written	201
Premiums received on exit of options written	(12,433)
Net realized (gain) loss on investments	30,673
Net realized (gain) loss on options written	12,232
Net realized (gain) loss on investments sold short	128
Net change in unrealized (appreciation) depreciation on investments	159,477
Net change in unrealized (appreciation) depreciation on swap contracts	(4,557)
Net change in unrealized (appreciation) depreciation on investments sold short	(281)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(1,548)
Accretion of discount	(7,637)
Amortization of discount and deferred financing costs	287
(Increase) decrease in collateral held at broker	2,117
(Increase) decrease in receivable for investments sold and repaid	57,471
(Increase) decrease in interest receivable	(1,708)
(Increase) decrease in swap income receivable	(7)
(Increase) decrease in prepaid expenses and other assets	(85)
Increase (decrease) in swap income payable	(94)
Increase (decrease) in payable for investments purchased	32,391
Increase (decrease) in interest expense payable	1,007
Increase (decrease) in management fees payable	(444)
Increase (decrease) in incentive fees payable	(755)
Increase (decrease) in administrative services expense payable	361
Increase (decrease) in accounting and administrative fees payable	305
Increase (decrease) in professional fees payable	95
Increase (decrease) in trustees’ fees payable	(10)
Increase (decrease) in other accrued expenses and liabilities	(1,811)
Net cash provided by (used in) operating activities	(120,131)
Cash flows from financing activities
Repurchases of common shares	(22,039)
Shareholder distributions paid	(30,275)
Borrowings under credit facilities(1)	225,000
Repayments under credit facilities(1)	(10,788)
Net cash provided by (used in) financing activities	161,898
Total increase (decrease) in cash and foreign currency(2)	41,767
Cash and foreign currency at beginning of period	66,728
Cash and foreign currency at end of period	$108,495
Supplemental disclosure
Reinvestment of shareholder distributions	$23,965

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2020, the Fund paid interest expense of $7,862 on financing arrangements and term preferred shares.

(2)Includes net change in unrealized gain (loss) on foreign currency of $40.

See notes to unaudited consolidated financial statements.
14

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Per Share Data:(1)
Net asset value, beginning of period	$7.50	$7.58	$7.51	$8.07	$7.11	$8.91
Results of operations
Net investment income(2)	0.28	0.70	0.69	0.78	0.80	0.87
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.95)	(0.21)	(0.07)	(0.54)	0.97	(1.80)
Net increase (decrease) in net assets resulting from operations	(0.67)	0.49	0.62	0.24	1.77	(0.93)
Shareholder Distributions:(3)
Distributions from net investment income	(0.27)	(0.57)	(0.55)	(0.80)	(0.81)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.27)	(0.57)	(0.55)	(0.80)	(0.81)	(0.87)
Net asset value, end of period	$6.56	$7.50	$7.58	$7.51	$8.07	$7.11
Shares outstanding, end of period	199,473,887	199,244,649	198,727,405	202,807,462	174,763,703	130,181,842
Total return(4)(5)	(8.85)%	6.58%	8.29%	2.96%	26.66%	(11.37)%

Ratio/Supplemental Data:
Net assets, end of period	$1,309,308	$1,493,802	$1,505,973	$1,524,012	$1,410,673	$925,770
Ratio of net investment income to average net assets(6)(7)	8.22%	9.23%	8.79%	9.80%	10.84%	10.53%
Ratio of total operating expenses to average net assets(6)	4.88%	5.21%	4.96%	5.51%	4.61%	4.69%
Ratio of expense reimbursement from sponsor to average net assets(6)	—	—	—	(0.11)%	(0.74)%	(1.51)%
Ratio of expense recoupment to sponsor to average net assets(6)	—	—	—	0.01%	—	—
Ratio of management fee waiver to average net assets(6)	—	—	(0.72)%	—	—	—
Ratio of net operating expenses to average net assets(6)	4.88%	5.21%	4.24%	5.41%	3.87%	3.18%
Portfolio turnover(5)	26%	75%	72%	94%	92%	125%
Total amount of senior securities outstanding exclusive of treasury securities	$339,639	$125,427	$312,133	$621,212	$507,230	$346,525
Asset coverage per unit of total debt(8)	5.40	14.42	6.07	3.33	3.78	3.63
Total amount of term preferred shares outstanding	$198,846	$198,706	$198,502	—	—	—
Asset coverage per unit of total leverage (debt and term preferred shares)(9)	3.41	5.58	3.71	—	—	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.

(5)Data for the six months ended June 30, 2020 is not annualized.

See notes to unaudited consolidated financial statements.
15

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(6)Average daily net assets for the applicable period is used for this calculation. Ratios for the six months ended June 30, 2020 are annualized. Annualized ratios for the six months ended June 30, 2020 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2020.

(7)For the six months ended June 30, 2020 and the year ended December 31, 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07%, 9.69%, 10.10% and 9.02% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

(8)Asset coverage per unit of total debt is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities representing indebtedness.

(9)Asset coverage per unit of total leverage is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities and term preferred shares, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities and term preferred shares representing indebtedness.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

16

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, other closed-end management investment companies, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invest substantially all of their assets in the Fund.

The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

As of June 30, 2020, approximately 69.8%, 13.5%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively. As of December 31, 2017, each Feeder Fund had closed its respective public offering to new investors.

As of June 30, 2020, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2020. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2019 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2020 are not necessarily indicative of the results that may be expected for the year ending December 31, 2020. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

17

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•The quarterly fair valuation process begins with FS Global Advisor reviewing and documenting preliminary valuations for each investment, which valuations are obtained from an approved independent third-party valuation service, and providing a valuation range;

•FS Global Advisor then provides the audit committee of the Board its valuation recommendation for each investment;

•The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

18

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

19

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor, and has authorized FS Global Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2020, the Fund recognized $27 in structuring fee revenue.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2020, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.

20

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

21

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt and equity securities is used to repay the bank financing.

The fair value of a CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the CLO Warehouse equity contribution made by the Fund. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes. Changes in the fair value of a CLO Warehouse are reported in the consolidated statement of operations as unrealized appreciation (depreciation).

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2020 and the year ended December 31, 2019:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	3,546,463	$23,965	6,598,937	$50,038
Aggregate Consideration for Repurchased Shares	(3,317,225)	(22,039)	(6,081,693)	(46,148)
Net Proceeds from Share Transactions	229,238	$1,926	517,244	$3,890

Common shares of the Fund are issued solely to the Feeder Funds in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Fund to the Feeder Funds during the six months ended June 30, 2020 and the year ended December 31, 2019:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	2,490,251	$16,829	4,686,683	$35,540
FS Global Credit Opportunities Fund—D	493,037	3,332	936,001	7,100
FS Global Credit Opportunities Fund—T	416,412	2,811	709,093	5,373
FS Global Credit Opportunities Fund—ADV	128,782	871	240,609	1,824
FS Global Credit Opportunities Fund—T2	17,981	122	26,551	201
Total Gross Proceeds from Issuance of Common Shares	3,546,463	$23,965	6,598,937	$50,038

22

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund intends to repurchase common shares held by the Feeder Funds to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares repurchased by the Fund from the Feeder Funds during the six months ended June 30, 2020 and the year ended December 31, 2019:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	2,184,965	$14,561	4,187,597	$31,777
FS Global Credit Opportunities Fund—D	430,368	2,867	853,218	6,476
FS Global Credit Opportunities Fund—T	343,964	2,307	596,792	4,528
FS Global Credit Opportunities Fund—ADV	114,825	768	219,730	1,668
FS Global Credit Opportunities Fund—T2	7,291	50	24,871	188
Total Aggregate Consideration for Repurchased Shares	3,081,413	$20,553	5,882,208	$44,637

In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s).

The following table summarizes the common shares repurchased by the Fund from the Feeder Funds in connection with de minimis account liquidations during the six months ended June 30, 2020 and the year ended December 31, 2019:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	190,998	$1,203	162,086	$1,229
FS Global Credit Opportunities Fund—D	21,441	135	24,507	185
FS Global Credit Opportunities Fund—T	21,389	136	8,667	66
FS Global Credit Opportunities Fund—ADV	1,984	12	3,637	27
FS Global Credit Opportunities Fund—T2(1)	—	—	588	4
Total Aggregate Consideration for Repurchased Shares	235,812	$1,486	199,485	$1,511

(1)The Fund did not repurchase any common shares from Fund—T2 in connection with de minimis account liquidations during the six months ended June 30, 2020.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.

Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other

23

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Feeder Funds’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, FS Global Advisor was entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee equal to 20% of the Fund’s pre-incentive fee net investment income. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received equaled 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.

Prior to and after the aforementioned waiver and through May 9, 2019, the incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Additionally, from on or about January 1, 2019 through May 10, 2019, the date on which shareholder approval of the 2019 investment advisory agreement was obtained (the “Proxy Solicitation Period”), FS Global Advisor agreed to rebate back to the Fund the difference in advisory fees, if any, between the advisory fees that (i) FS Global Advisor earned during the Proxy Solicitation Period under the 2013 investment advisory agreement and (ii) FS Global Advisor would have earned had the 2019 investment advisory agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). During the Proxy Solicitation Period, the total advisory fees that FS Global Advisor would have earned under the 2019 investment advisory agreement exceeded the fees that FS Global Advisor earned under the 2013 investment advisory agreement. Therefore, no rebate was due to the Fund.

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor

24

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

The following table describes the fees and expenses incurred under the 2019 investment advisory agreement and the administration agreement during the six months ended June 30, 2020:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$14,163
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$5,525
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$1,641

(1)During the six months ended June 30, 2020, $14,607 in management fees were paid to FS Global Advisor. As of June 30, 2020, $6,901 in management fees were payable to FS Global Advisor.

(2)During the six months ended June 30, 2020, $6,280 in incentive fees were paid to FS Global Advisor. As of June 30, 2020, $2,251 in incentive fees were payable to FS Global Advisor.

(3)During the six months ended June 30, 2020, the Fund paid $1,031 in administrative services expenses to FS Global Advisor.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Expense Reimbursement Agreement

Pursuant to the expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Fund were paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.

25

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the expense reimbursement agreement, FS Investments would reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies. The expense reimbursement agreement was terminated on November 13, 2018.

The following table reflects the expense reimbursements accrued from FS Investments to the Fund through June 30, 2020 that may be subject to reimbursement to FS Investments:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
December 31, 2017	$1,647	0.39%	9.49%	December 31, 2020

(1)The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

Note 5. Distributions

The following table reflects the cash distributions per common share that the Fund declared on its common shares during the six months ended June 30, 2020 and the years ended December 31, 2019 and 2018:

	Distribution
Fiscal Period	Per Share	Amount
For the Year Ended December 31, 2018	$0.5500	$109,031
For the Year Ended December 31, 2019	$0.5650	$112,127
For the Six Months Ended June 30, 2020	$0.2725	$ 54,240

On July 28, 2020 and August 12, 2020, the Board declared regular monthly cash distributions for July and August 2020, respectively, each in the amount of $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

26

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

No portion of the cash distributions declared during the six months ended June 30, 2020 and the year ended December 31, 2019 was funded through the reimbursement of operating expenses by FS Investments or waivers of advisory fees by FS Global Advisor. Any such distributions funded through support payments, deferrals or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments, deferrals or waivers of such fees. The Fund’s future repayments of amounts reimbursed, deferred or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or make support payments in future periods.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2019, the Fund had long-term and short-term capital loss carryovers of $162,234 and $22,987, respectively, which are available to reduce capital gain distribution requirements in future years and do not expire.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,976,718 as of June 30, 2020. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(219,172), which was comprised of gross unrealized appreciation of $39,117 and gross unrealized depreciation of $258,289, as of June 30, 2020.

As of June 30, 2020, the Fund had a gross deferred tax asset of $6,147 resulting from unrealized depreciation on investments, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary. As of June 30, 2020, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $6,147. For the six months ended June 30, 2020, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

27

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of June 30, 2020 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$464(1)	—
Credit Risk
Credit default swaps	$979(2)	$2,685(3)
Total return swaps	—	$64(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unamortized swap premiums paid and unrealized appreciation on swap contracts.

(3)Unamortized swap premiums received and unrealized depreciation on swap contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2020:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Barclays Bank PLC	$147	$147	—	—	—
Credit Suisse International	$456	$456	—	—	—
Goldman Sachs International	$800	$800	—	—	—
JPMorgan Chase Bank, N.A.	$1,443	$480	—	—	$963

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Barclays Bank PLC	$923	$147	—	$776	—
Credit Suisse International	$1,480	$456	—	$1,024	—
Goldman Sachs International	$1,269	$800	—	$469	—
JPMorgan Chase Bank, N.A.	$480	$480	—	—	—

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

28

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2020 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$9,029(1)	$1,548(2)
Credit Risk
Credit default swaps	$(447)(3)	$4,621(4)
Total return swaps	$2,391(3)	$(64)(4)
Market Risk
Options purchased	$19,116(5)	—
Options written	$(12,232)(6)	—

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on investments.

(6)Net realized gain (loss) on options written.

The average notional amounts of forward foreign currency exchange contracts, credit default swaps, total return swaps and options written outstanding during the six months ended June 30, 2020, which are indicative of the volumes of these derivative types, were $99,600, $51,286, $322 and $90, respectively.

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2020 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	(12,232)
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(201)
Premiums paid on exit	12,433
Fair value at end of period	$—

Bridge Street Warehouse CLO I Ltd.

Bridge Street Warehouse CLO I Ltd., or Bridge Street Warehouse, is a CLO Warehouse wholly-owned by the Fund as of June 30, 2020. Bridge Street Warehouse commenced operations in April 2020 and was in the warehouse phase as of June 30, 2020. During the period ended June 30, 2020, the Fund contributed $10,000 of its $20,000 commitment to Bridge Street Warehouse. The Fund had an investment of $10,171 in Bridge Street Warehouse, at fair value, as of June 30, 2020. Bridge Street Warehouse financed the majority of its loan purchases using its warehouse financing facility. The Fund was not required to consolidate Bridge Street Warehouse as of June 30, 2020 or for the six months ended June 30, 2020.

29

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Net unrealized appreciation (depreciation) on the Bridge Street Warehouse recorded on the Fund’s unaudited consolidated statement of operations for the six months ended June 30, 2020 was as follows:

Six Months Ended June 30, 2020
Bridge Street Warehouse:
Net change in unrealized appreciation (depreciation) on investments – controlled/affiliated	$171
Total	$171

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2020:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,012,133	$898,250	51%
Senior Secured Loans—Second Lien	202,054	175,852	10%
Senior Secured Bonds	429,496	394,767	23%
Subordinated Debt	201,581	191,200	11%
Asset Based Finance	77,000	72,780	4%
Equity/Other	53,136	24,697	1%
Total	$1,975,400	$1,757,546	100%
Investments Sold Short	$(2,460)	$(2,697)

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of June 30, 2020, the Fund held investments in two portfolio companies of which it is deemed to “control,” and held investments in four portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the unaudited consolidated schedule of investments as of June 30, 2020 included herein.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2020, the Fund had seven senior secured loan investments with aggregate unfunded commitments of $35,280, one asset based finance investment with an unfunded commitment of $9,546 and an unfunded commitment of $10,000 to Bridge Street Warehouse. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

30

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2020:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$62,413	4%
Capital Goods	153,224	9%
Consumer Durables & Apparel	454	0%
Consumer Services	202,905	11%
Diversified Financials	225,178	13%
Energy	222,138	13%
Food & Staples Retailing	834	0%
Health Care Equipment & Services	204,028	11%
Household & Personal Products	77,983	4%
Insurance	29,088	2%
Materials	49,315	3%
Media	5,879	0%
Pharmaceuticals, Biotechnology & Life Sciences	41,490	2%
Real Estate	9,150	1%
Retailing	101,891	6%
Software & Services	106,705	6%
Technology Hardware & Equipment	42,200	2%
Telecommunication Services	77,070	4%
Transportation	135,864	8%
Utilities	9,737	1%
Total	$1,757,546	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of June 30, 2020:

Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,541,249	88%
Europe	99,822	6%
Other	116,475	6%
Total	$1,757,546	100%

(1)Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the six months ended June 30, 2020, other than short-term securities and U.S. government obligations, were $678,101 and $433,178, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an

31

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2020, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$718,736	$179,514	$898,250
Senior Secured Loans—Second Lien	—	160,774	15,078	175,852
Senior Secured Bonds	—	392,655	2,112	394,767
Subordinated Debt	—	188,265	2,935	191,200
Asset Based Finance	—	—	72,780	72,780
Equity/Other	2,697	26	21,974	24,697
Total Investments	2,697	1,460,456	294,393	1,757,546
Forward Foreign Currency Exchange Contracts	—	464	—	464
Credit Default Swaps—Buy Protection	—	979	—	979
Total Assets	$2,697	$1,461,899	$294,393	$1,758,989

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$2,697	$—	$—	$2,697
Credit Default Swaps—Buy Protection	—	2,634	—	2,634
Credit Default Swaps—Sell Protection	—	51	—	51
Total Return Swaps	—	64	—	64
Total Liabilities	$2,697	$2,749	$—	$5,446

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

32

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2020:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$129,706	$37,646	$—	$—	$32,500	$45,300	$245,152
Accretion of discount (amortization of premium)	451	299	—	19	(4)	—	765
Net realized gain (loss)	652	—	—	—	—	(2,524)	(1,872)
Net change in unrealized appreciation (depreciation)	(42,187)	(1,173)	(65)	(337)	(3,301)	(26,118)	(73,181)
Purchases	94,479	—	1,979	3,253	50,789	5,131	155,631
Paid-in-kind interest	3,638	159	198	—	—	185	4,180
Sales and repayments	(39,206)	(21,853)	—	—	(7,204)	—	(68,263)
Net transfers in or out of Level 3(1)	31,981	—	—	—	—	—	31,981
Fair value at end of period	$179,514	$15,078	$2,112	$2,935	$72,780	$21,974	$294,393
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(41,959)	$—	$(65)	$(337)	$(3,301)	$(28,642)	$(74,304)

(1)Transfers in or out of Level 3 were deemed to have occurred at the beginning of the period.

33

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2020 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$166,917	Market Comparables	Market Yield (%)	5.3% - 17.9%	11.8%
	7,105		Production Multiples (Mboe/d)	$22,500.0 - $27,500.0	$25,000.0
	4,204		EBITDA Multiples (x)	4.5x - 5.5x	5.0x
	834		Revenue Multiples (x)	0.1x - 0.1x	0.1x
	454	Other(2)	Other(2)	1.3% - 1.3%	1.3%
Senior Secured Loans— Second Lien	15,078	Market Comparables	EBITDA Multiples (x)	4.5x - 5.5x	5.0x
	—		Revenue Multiples (x)	0.1x - 0.1x	0.1x
Senior Secured Bonds	2,112	Market Comparables	Market Yield (%)	19.0% - 21.0%	20.0%
Subordinated Debt	2,935	Market Comparables	EBITDA Multiples (x)	3.5x - 4.0x	3.7x
Asset Based Finance	62,609	Discounted Cash Flow	Discount Rate (%)	10.0% - 11.5%	11.1%
	10,171	Other(2)	Other(2)	1.7% - 1.7%	1.7%
Equity/Other	16,615	Market Comparables	EBITDA Multiples (x)	2.5x - 7.5x	4.1x
			Production Multiples (Mboe/d)	$23,750.0 - $28,750.0	$26,250.0
			Proved Reserves Multiples (Mmboe)	$7.5 - $9.0	$8.3
			PV-10 Multiples (x)	0.5x - 0.6x	0.6x
	4,387		Production Multiples (Mboe/d)	$22,500.0 - $27,500.0	$25,000.0
	972		Revenue Multiples (x)	0.1x - 10.3x	9.8x
	—	Other(2)	Other(2)	0.0% - 0.0%	0.0%
	—	Other(3)	Other(3)	$0.0 - $0.0	$0.0
Total	$294,393

(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

(2)Fair value based on expected outcome of proposed corporate transactions, excess spread or other factors.

(3)Fair value determined in good faith by FS Global Advisor.

Note 9. Financing Arrangements and Term Preferred Shares

The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2020:

Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.85%(3)	$125,000	$25,000	April 22, 2021
Bucks Funding Facility	Revolving Credit Facility	L+1.10%	114,500	85,500	March 27, 2021(4)
Bucks Funding Facility	Term Loan	L+1.20%	100,139	—	April 22, 2021
Series 2023 Term Preferred—Floating(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred—Fixed(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Total			$539,639	$110,500

(1)Borrowings of each of the Fund’s financing subsidiaries and each series of the Term Preferred Shares are considered borrowings of the Fund, and senior securities, respectively, for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)The carrying amount outstanding under the facility approximates its fair value.

34

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

(3)LIBOR is subject to a 0% floor.

(4)As described below, this facility generally is terminable upon 270 days’ notice by BNPP or two business days’ notice by the Fund. As of June 30, 2020, neither party to the facility had provided notice of its intent to terminate the facility.

(5)The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed and Series 2026 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the six months ended June 30, 2020, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Dauphin Funding	$1,876	$147	$2,023
Bucks Funding—Revolving Credit Facility	1,003	—	1,003
Bucks Funding—Term Loan	1,151	—	1,151
Series 2023 Term Preferred Shares—Floating Rate	801	39	840
Series 2023 Term Preferred Shares—Fixed Rate	1,325	42	1,367
Series 2026 Term Preferred Shares	2,713	59	2,772
Total	$8,869	$287	$9,156

(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Dauphin Funding Facility is payable quarterly in arrears. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate and Series 2026 Term Preferred Shares are each payable semi-annually in arrears.

The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2020 were $475,523 and 3.49%, respectively. As of June 30, 2020, the Fund’s weighted average effective interest rate on borrowings was 3.04%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

Dauphin Funding Facility

On August 26, 2014, Dauphin Funding LLC, or Dauphin Funding, a wholly-owned, special-purpose financing subsidiary of the Fund, entered into a revolving credit facility, or as subsequently amended and restated, the Dauphin Funding Facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, Deutsche Bank AG, London Branch, as a lender, and the other lenders party thereto. The Dauphin Funding Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an aggregate principal amount up to $150,000 on a committed basis. The maturity date for the Dauphin Funding Facility is April 22, 2021. Borrowings under the Dauphin Funding Facility are subject to compliance with a borrowing base test.

Under the Dauphin Funding Facility, borrowings bear interest at the rate of three-month LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0% floor) plus 1.85% per annum. Interest is payable quarterly in arrears. If more than 25% of the committed facility amount is unused, Dauphin Funding is subject to an unused fee of 0.50%, 0.80% or 1.45% per annum, based on the percentage of the committed facility amount that is unused, on the daily unused portion of the committed facility amount.

Under the Dauphin Funding Facility, Dauphin Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Dauphin Funding must maintain a specified minimum equity threshold. The Dauphin Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Dauphin Funding Facility immediately due and payable.

Dauphin Funding’s obligations under the Dauphin Funding Facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. In connection with the Dauphin Funding Facility, the Fund entered into a Guaranty, pursuant to which the Fund has agreed to guaranty Dauphin Funding’s obligations under the Dauphin Funding Facility. Interest and unused fee rates under the Dauphin Funding Facility will increase by 0.30% per annum if the Fund’s guaranty is terminated at any time prior to the maturity date.

The Fund incurred costs in connection with obtaining and amending and restating the Dauphin Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2020, $239 of such deferred financing costs had yet to be amortized to interest expense.

35

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Bucks Funding Facility

On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of (i) $100,000 of term loans and (ii) $200,000 of revolving loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.

The maturity date for the term loans under the Bucks Funding Facility is April 22, 2021. Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.

Under the Bucks Funding Facility, borrowings bear interest at the rate of three-month LIBOR plus (i) 1.10% per annum for revolving loans and (ii) 1.20% per annum for term loans. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.

Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.

Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.

The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2020, all of such deferred financing costs had been amortized to interest expense.

Series 2023 Term Preferred Shares

On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of $99,625.

The Fund will be required to redeem all of the Term Preferred Shares on August 1, 2023 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares at the liquidation price and may, at its sole option, redeem the Fixed Rate Shares subject to payment of a make-whole premium. Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.

Series 2026 Term Preferred Shares

On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of $99,375.

The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by

36

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.

Term Preferred Shares

The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.

The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2020, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.

As of June 30, 2020, $198,846 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $714 and $440, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2020, $440 of such deferred financing costs had yet to be amortized to interest expense.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Feeder Funds’ prospectuses and the Feeder Funds’ and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

37

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

38

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced a preferred replacement of U.S. dollar LIBOR with a new index, calculated by reference to short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although a SOFR-derived rate appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR for U.S. dollars and other major currencies that may occur in the United States, the United Kingdom or elsewhere. As such, the potential effect of the phase-out or replacement of LIBOR on the Fund’s cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, the Fund may need to renegotiate any credit or similar agreements extending beyond 2021 with its portfolio companies that utilize LIBOR as a factor in determining the interest rate and certain of its existing credit facilities, in each case to replace LIBOR with the new standard that is established. Moreover, the discontinuation of LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Fund, on floating rate income securities in which it may invest and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

39

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

FS Global Credit Opportunities Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

40

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the former expense reimbursement agreement.

Note 12. Subsequent Events

In an order dated August 11, 2020, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Global Advisor.

41

Supplemental Information

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at www.sec.gov.

www.fsinvestments.com

© 2020 FS Investments

SAN20-GCO-M
QE

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–ADV and FS Global Credit Opportunities Fund–T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2020 is included as part of the Semi-Annual Report included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2019.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the six months ended June 30, 2020 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2020	1,379,207	$7.533	1,379,207	(3)
February 1 to February 29, 2020	—	—	—	—
March 1 to March 31, 2020	86,637	$7.372	86,637	(3)
April 1 to April 30, 2020	1,851,381	$5.947	1,851,381	(3)
May 1 to May 31, 2020	—	—	—	—
June 1 to June 30, 2020	—	—	—	—
Total	3,317,225	$6.644	3,317,225	(3)

(1)All of the Fund’s outstanding common shares are owned by the Feeder Funds, who are affiliates of the Master Fund. Quarterly, the Feeder Funds conduct repurchase offers for their common shares of beneficial interest in connection with their previously announced share repurchase programs. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest under their share repurchase programs, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s). During the six months ended June 30, 2020, the Fund repurchased 2,184,965 common shares from Fund—A, 430,368 common shares from Fund—D, 343,964 common shares from Fund—T, 114,825 common shares from Fund—ADV and 7,291 common shares from Fund—T2 for aggregate consideration totaling $14,561, $2,867, $2,307, $768 and $50, respectively.

(2)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s). During the six months ended June 30, 2020, the Fund repurchased 190,998 common shares from Fund—A, 21,441 common shares from Fund—D, 21,389 common shares from Fund—T and 1,984 common shares from Fund—ADV for aggregate consideration totaling $1,203, $135, $136 and $12, respectively, in connection with de minimis account liquidations. The Fund did not repurchase any common shares from Fund—T2 in connection with de minimis account liquidations during the six months ended June 30, 2020.

(3)All of the Fund’s outstanding common shares are owned by the Feeder Funds, who are affiliates of the Master Fund. The Feeder Funds each have previously announced share repurchase programs, and the Master Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s) in order to fund their share repurchase programs. The Feeder Funds each will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of common shares that the applicable Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the applicable Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the applicable Feeder Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)Not applicable to this semi-annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)Not applicable to this semi-annual report on Form N-CSR.

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)Not applicable to this semi-annual report on Form N-CSR.

(a)(4)Not applicable to this semi-annual report on Form N-CSR.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: August 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 27, 2020

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: August 27, 2020